Exhibit 23.1

--------------------------------------------------------------------------------


June 18, 2001




Consent of Independent Accountants




We hereby consent to the incorporation by reference in this Registration Statement on Form S-3/A of WaveRider Communications Inc. of our report dated February 16, 2001 relating to the financial statements, which appears in WaveRider Communications Inc.'s Annual Report on Form 10-K for the years ended December 31, 2000 and 1999. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/S/ PricewaterhouseCooper LLP


Chartered Accountants







Pricewaterhouse Coopers refers to the Canadian firm of Pricewaterhouse Coopers LLP and other members of the worldwide Pricewaterhouse Coopers organization.

THE WARRANTS OF THE COMPANY EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES
COMMISSION OF ANY STATE IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND PARAGRAPH (13) OF CODE SECTION 10-5-9 OF THE GEORGIA SECURITES ACT OF 1973. THE WARRANTS MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR ASSIGNED OR A SECURITY INTEREST CREATED THEREIN, UNLESS THE PURCHASER, TRANSFEREE, ASSIGNEE, PLEDGEE OR HOLDER OF SUCH SECURITY INTEREST COMPLIES WITH ALL STATE (INCLUDING THE GEORGIA SECURITIES ACT OF 1973) AND FEDERAL SECURITIES LAWS (I.E., SUCH SHARES ARE REGISTERED UNDER SUCH LAWS (INCLUDING THE GEORGIA SECURITIES ACT OF 1973) OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE THEREUNDER) AND UNLESS THE SELLER, TRANFEROR, ASSIGNOR, PLEDGOR OR GRANTOR OF SUCH SECURITY INTEREST PROVIDES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE TRANSACTION CONTEMPLATED WOULD NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. TRANSFERABILITY OF THE WARRANTS IS THEREFORE LIMITED AND INVESTORS MUST BEAR THE ECONOMIC RISK OF THEIR INVESTMENT FOR AN INDEFINITE PERIOD OF TIME;

                          WAVERIDER COMMUNICATIONS INC.
                 Organized under the laws of the State of Nevada

                     CLASS M-1 COMMON STOCK PURCHASE WARRANT

              No.WM-2 WARRANTS TO PURCHASE ** 350,000 COMMON SHARES

THIS CERTIFIES that, for value received Gruntal & Co. LLC. Or registered assigns ("Warrantholder") is entitled to purchase from WAVERIDER COMMUNICATIONS INC., a Nevada corporation ("Company"), at any time from the date of issuance and during the period (the "Exercise Period") expiring on April 24, 2004 (the "Expiration Date"), unless extended, the number of fully paid, nonassessable shares shown above of the Company's common stock. $.001 par value (the "Common Shares"), in the manner stated below, at the purchase price of US$1.63 (one dollar sixty-three cents) per Common Share (the "Exercise Price").

         EXERCISE. Subject to the provisions of the Warrant Terms, this Class M Warrant may be exercised in whole or in part at any time during the Exercise Period for a whole number of shares, by surrendering it with the Exercise Form on the reverse side duly completed at the offices of the Company, or any successor, and by paying in full the Exercise Price for all Common Shares being purchased, together with all transfer fees and transfer taxes and other governmental charges due, if any. Payment shall be made in lawful money of the United States of America, in cash or by bank check, cashier's check, certified check, or postal or express money order made payable to the order of the Company. Upon partial exercise hereof, a new Class M-1 Warrant of like tenor shall be issued to the registered holder hereof evidencing the number of Common Shares not purchased. No fractional shares or scrip certificate evidencing fractional shares will be issued upon exercise hereof, nor will any cash be paid in lieu of any fractional share not issued.
         ASSIGNMENT. This Class M-1 Warrant may be assigned or transferred by the registered holder or by attorney duly authorized in writing, in whole or in part, at the offices of the Company with the Assignment Form on the reverse side duly completed, upon payment of the applicable transfer fee and any transfer tax or other governmental charges due, if any. Upon any such assignment or transfer, a new Class M-1 Warrant Certificate or certificates of like tenor and representing in the aggregate the right to purchase a like number of Common Shares, subject to any adjustments made in accordance with the provisions of the Warrant Terms, will be issued in accordance with the registered holder's lawful instructions.
         EXCHANGE. This Class M-1 Warrant Certificate may at any time be exchanged for one or more Class M-1 warrant Certificates of like tenor and representing in the aggregate the right to purchase a like number of Common Shares, subject to any adjustments made in accordance with the provisions of the Warrant Terms, upon presentation therefor at the offices of the Company and upon payment of the requisite fees.
         TRANSFER  AND  ASSIGNMENT   FEES.   Whenever  this  Class  M-1  Warrant
Certificate is exercised for Common Shares, is assigned or transferred, or is exchanged for one or more like certificates, there shall be paid to the Company therewith a fee for every Class M-1 Warrant Certificate or Common Share certificate to be issued, in accordance with the Company's fee schedule.
         ADJUSTMENTS. Under the Warrant Terms, the Exercise Price is subject to adjustment if the Company effects any stock split or combination (reverse stock split) or recapitalization with respect to the Common Shares and in certain other circumstances. Any adjustment of the Exercise Price probably will result in a corresponding adjustment of the number of Common Shares purchasable hereunder. Further, the Exercise Price may be reduced, irrespective of whether a stock split, combination or other adjustment is effected, and the Expiration Date may be extended one or more time, from time to time, for an indefinite period at the Company's discretion upon giving at least two days' notice thereof to registered holders of the Class M Warrants.
         STATUS OF HOLDER. The Company may deem and treat the registered holder of this Class M-1 Warrant Certificate as the absolute owner hereof for all purposes, notwithstanding any notation of ownership or other writing made hereon by any person, and the Company shall not be affected by any notice to the contrary. No registered holder of Class M-1 Warrants, as such, shall have any rights as a shareholder of the Company, either at law or at equity, and the rights of each such registered holder, as such, are limited to those expressly provided in the Warrant Terms and this Certificate.
         WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

DATED:  April 25, 2001                      WAVERIDER COMMUNICATIONS INC.


                                            ------------------------------------
                                            Assistant Secretary

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common              UNIFORM GIFTS TO MINORS ACT
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of         _________ Custodian __________
    survivorship and not as tenants(Custodian)  (Minor)
    in common and not as community property        under the Uniform Gifts
                                       of Minors Act of  the State of___________

EXERCISE

         I or we hereby irrevocably elect to exercise the right of purchase represented by this certificate to purchase Common Shares of the Company and hereby make payment of _______________ (number of shares purchased multiplied by US$1.63) payable to the order of WAVERIDER COMMUNICATIONS INC. in payment of the exercise price for such shares, and request that certificates for the Common Shares shall be issued in the name of:

Please insert social security                         (Insert name address,
or EIN number or other                                 including zip code):
identifying number: ____________                       ______________

And, if such number of Common Shares shall not be all of the shares purchasable hereunder, that a new Class M-1 Warrant Certificate or like tenor for the balance of the remaining Common Shares purchasable hereunder be delivered to the undersigned at the address above.

The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

IMPORTANT: The name of the person exercising this warrant must correspond with the name of the Warrantholder written on the face of this Certificate in every particular, without alteration or any change whatever, unless it has been assigned by completing the Assignment form below.

DATED:  __________________ 20___        X_______________________________________
                                        Signature of Registered Holder

                                        X_______________________________________
                                        Signature of Registered Holder

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

Please insert social security or EIN number    (Insert name and address,
or other identifying number: ______________     including zip code):
                                               -----------------------

                                               -----------------------

The right to purchase _____________ Common Shares of the Company evidenced by this Class M-1 Warrant, and does hereby irrevocably constitute and appoint any officer of the Company or its transfer agent and registrar as lawful Attorney to transfer such right on the books of the Company with full power of substitution in the premises.

The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

DATED:  _______________, 20_____              X_________________________________
                                                 Signature of Registered Holder

                                              X_________________________________
                                                 Signature of Registered Holder

IMPORTANT: Every registered owner of this Certificate must sign it to assign or otherwise transfer Class M-1 Warrants. The above signature or signatures must correspond with the name or names written on the face of this Certificate in every particular, without alteration, enlargement or any change whatever. Each signature should be "medallion" guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) with membership in an approved signature guarantee Medallion Program pursuant to Rule 17Ad-15 of the Securities and Exchange Commission.

SIGNATURE GUARANTEE:

THE WARRANTS OF THE COMPANY EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES
COMMISSION OF ANY STATE IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND PARAGRAPH (13) OF CODE SECTION 10-5-9 OF THE GEORGIA SECURITES ACT OF 1973. THE WARRANTS MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR ASSIGNED OR A SECURITY INTEREST CREATED THEREIN, UNLESS THE PURCHASER, TRANSFEREE, ASSIGNEE, PLEDGEE OR HOLDER OF SUCH SECURITY INTEREST COMPLIES WITH ALL STATE (INCLUDING THE GEORGIA SECURITIES ACT OF 1973) AND FEDERAL SECURITIES LAWS (I.E., SUCH SHARES ARE REGISTERED UNDER SUCH LAWS (INCLUDING THE GEORGIA SECURITIES ACT OF 1973) OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE THEREUNDER) AND UNLESS THE SELLER, TRANFEROR, ASSIGNOR, PLEDGOR OR GRANTOR OF SUCH SECURITY INTEREST PROVIDES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE TRANSACTION CONTEMPLATED WOULD NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. TRANSFERABILITY OF THE WARRANTS IS THEREFORE LIMITED AND INVESTORS MUST BEAR THE ECONOMIC RISK OF THEIR INVESTMENT FOR AN INDEFINITE PERIOD OF TIME;

                          WAVERIDER COMMUNICATIONS INC.
                 Organized under the laws of the State of Nevada

                     CLASS M-2 COMMON STOCK PURCHASE WARRANT

              No.WM-3 WARRANTS TO PURCHASE ** 61,404 COMMON SHARES

THIS CERTIFIES that, for value received Gruntal & Co. LLC. Or registered assigns ("Warrantholder") is entitled to purchase from WAVERIDER COMMUNICATIONS INC., a Nevada corporation ("Company"), at any time from the date of issuance and during the period (the "Exercise Period") expiring on June 6, 2004 (the "Expiration Date"), unless extended, the number of fully paid, nonassessable shares shown above of the Company's common stock. $.001 par value (the "Common Shares"), in the manner stated below, at the purchase price of US$1.71 (one dollar seventy-one cents) per Common Share (the "Exercise Price").

         EXERCISE. Subject to the provisions of the Warrant Terms, this Class M Warrant may be exercised in whole or in part at any time during the Exercise Period for a whole number of shares, by surrendering it with the Exercise Form on the reverse side duly completed at the offices of the Company, or any successor, and by paying in full the Exercise Price for all Common Shares being purchased, together with all transfer fees and transfer taxes and other governmental charges due, if any. Payment shall be made in lawful money of the United States of America, in cash or by bank check, cashier's check, certified check, or postal or express money order made payable to the order of the Company. Upon partial exercise hereof, a new Class M-2 Warrant of like tenor shall be issued to the registered holder hereof evidencing the number of Common Shares not purchased. No fractional shares or scrip certificate evidencing fractional shares will be issued upon exercise hereof, nor will any cash be paid in lieu of any fractional share not issued.
         ASSIGNMENT. This Class M-2 Warrant may be assigned or transferred by the registered holder or by attorney duly authorized in writing, in whole or in part, at the offices of the Company with the Assignment Form on the reverse side duly completed, upon payment of the applicable transfer fee and any transfer tax or other governmental charges due, if any. Upon any such assignment or transfer, a new Class M-2 Warrant Certificate or certificates of like tenor and representing in the aggregate the right to purchase a like number of Common Shares, subject to any adjustments made in accordance with the provisions of the Warrant Terms, will be issued in accordance with the registered holder's lawful instructions.
         EXCHANGE. This Class M-2 Warrant Certificate may at any time be exchanged for one or more Class M-2 warrant Certificates of like tenor and representing in the aggregate the right to purchase a like number of Common Shares, subject to any adjustments made in accordance with the provisions of the Warrant Terms, upon presentation therefor at the offices of the Company and upon payment of the requisite fees.
         TRANSFER  AND  ASSIGNMENT   FEES.   Whenever  this  Class  M-2  Warrant
Certificate is exercised for Common Shares, is assigned or transferred, or is exchanged for one or more like certificates, there shall be paid to the Company therewith a fee for every Class M-2 Warrant Certificate or Common Share certificate to be issued, in accordance with the Company's fee schedule.
         ADJUSTMENTS. Under the Warrant Terms, the Exercise Price is subject to adjustment if the Company effects any stock split or combination (reverse stock split) or recapitalization with respect to the Common Shares and in certain other circumstances. Any adjustment of the Exercise Price probably will result in a corresponding adjustment of the number of Common Shares purchasable hereunder. Further, the Exercise Price may be reduced, irrespective of whether a stock split, combination or other adjustment is effected, and the Expiration Date may be extended one or more time, from time to time, for an indefinite period at the Company's discretion upon giving at least two days' notice thereof to registered holders of the Class M Warrants.
         STATUS OF HOLDER. The Company may deem and treat the registered holder of this Class M-2 Warrant Certificate as the absolute owner hereof for all purposes, notwithstanding any notation of ownership or other writing made hereon by any person, and the Company shall not be affected by any notice to the contrary. No registered holder of Class M-2 Warrants, as such, shall have any rights as a shareholder of the Company, either at law or at equity, and the rights of each such registered holder, as such, are limited to those expressly provided in the Warrant Terms and this Certificate.
         WITNESS the fasimile seal of the Company and the facsimile signatures of its duly authorized officers.

DATED:  June 6, 2001                             WAVERIDER COMMUNICATIONS INC.


                                                  ------------------------------
                                                 Assistant Secretary

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common              UNIFORM GIFTS TO MINORS ACT
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of         _________ Custodian __________
    survivorship and not as tenants(Custodian)  (Minor)
    in common and not as community property        under the Uniform Gifts
                                       of Minors Act of  the State of___________

EXERCISE

         I or we hereby irrevocably elect to exercise the right of purchase represented by this certificate to purchase Common Shares of the Company and hereby make payment of _______________ (number of shares purchased multiplied by US$1.71) payable to the order of WAVERIDER COMMUNICATIONS INC. in payment of the exercise price for such shares, and request that certificates for the Common Shares shall be issued in the name of:

Please insert social security                         (Insert name address,
or EIN number or other                                 including zip code):
identifying number: ____________                       ______________

And, if such number of Common Shares shall not be all of the shares purchasable hereunder, that a new Class M-2 Warrant Certificate or like tenor for the balance of the remaining Common Shares purchasable hereunder be delivered to the undersigned at the address above.

The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

IMPORTANT: The name of the person exercising this warrant must correspond with the name of the Warrantholder written on the face of this Certificate in every particular, without alteration or any change whatever, unless it has been assigned by completing the Assignment form below.

DATED:  __________________ 20___               X________________________________
                                               Signature of Registered Holder

                                               X________________________________
                                               Signature of Registered Holder

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

Please insert social security or EIN number          (Insert name and address,
or other identifying number: ______________          including zip code):
                                                      --------------------------

                                                     ---------------------------

The right to purchase _____________ Common Shares of the Company evidenced by this Class M-2 Warrant, and does hereby irrevocably constitute and appoint any officer of the Company or its transfer agent and registrar as lawful Attorney to transfer such right on the books of the Company with full power of substitution in the premises.

The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

DATED:  _______________, 20_____          X____________________________________
                                             Signature of Registered Holder

                                          X____________________________________
                                             Signature of Registered Holder

IMPORTANT: Every registered owner of this Certificate must sign it to assign or otherwise transfer Class M-2 Warrants. The above signature or signatures must correspond with the name or names written on the face of this Certificate in every particular, without alteration, enlargement or any change whatever. Each signature should be "medallion" guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) with membership in an approved signature guarantee Medallion Program pursuant to Rule 17Ad-15 of the Securities and Exchange Commission.

SIGNATURE GUARANTEE: